UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 6, 2020
Date of Report (date of earliest event reported)

DROPBOX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-38434	26-0138832
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1800 Owens St.
San Francisco, California 94158
(Address of principal executive offices)
(415) 857-6800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Class A Common Stock, par value $0.00001 per share	DBX	The NASDAQ Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 – Results of Operations and Financial Condition

On August 6, 2020, Dropbox, Inc. (“Dropbox” or the "Company") issued a press release and will hold a conference call announcing its financial results for the quarter ended June 30, 2020. A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 5.02 – Departure of Directors of Certain Officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 31, 2020, Ajay Vashee notified Dropbox of his decision to resign as Chief Financial Officer after more than eight years with the Company. Mr. Vashee’s resignation as Chief Financial Officer will be effective on September 15, 2020, following which he will remain at the Company in an advisory role to help with the transition until October 15, 2020.

“Being part of Dropbox has been an amazing experience, and I’m so proud of everything we’ve accomplished together,” said Mr. Vashee. “We’ve grown from a 100 employee private start-up when I first started, to a nearly 3,000 employee profitable public company. Thank you to Drew and the management team for the privilege of being part of the company’s incredible journey.”

The Company’s Board of Directors (the “Board”) appointed Timothy Regan, 43, the Company’s Chief Accounting Officer, to succeed Mr. Vashee as Chief Financial Officer, effective September 15, 2020. Mr. Regan will continue to act as Dropbox’s principal accounting officer and oversee the Company’s accounting functions and personnel.

“It’s always hard to see such beloved leaders like Ajay leave the company, but I’m grateful for the many years of commitment and dedication he’s given to Dropbox.” said Drew Houston, Dropbox’s CEO and Chairman of the Board. “I’m also happy to welcome Tim as our new CFO. With his decades of experience and the impact he’s already had at Dropbox as our CAO, I’m confident in his ability to lead our finance organization to the next stage of growth.”

“Thank you to Drew and the management team for this opportunity,” said Mr. Regan. “It was clear to me when I first joined Dropbox a few years ago that this was a special company with an even greater future in store. I’m excited to take on the role of CFO and continue the great work of the finance organization to build a sustainable, profitable business for the long-term.”

Mr. Regan has served as Dropbox’s Chief Accounting Officer since December 2016. From January 2011 to December 2016, he served as VP Finance Controller at Pandora Media, Inc ("Pandora"). Prior to joining Pandora, he held senior positions at Dolby Laboratories, Inc., and Ernst and Young, LLP. Mr. Regan received his Bachelor of Arts in Accounting from Georgetown University in 1999 and his Master of Business Administration from the University of California, Berkeley Haas School of Business, in 2011.

The Company has entered into a letter agreement with Mr. Regan (the “Offer Letter”) dated August 4, 2020, establishing his compensation as Chief Financial Officer. Pursuant to the Offer Letter, effective September 15, 2020, Mr. Regan’s annual base salary will be $450,000 per year. He will also be eligible to participate in the Company’s cash bonus plan, with an annual performance-based target of 65% of his base salary. In addition, Mr. Regan will be granted a one-time restricted stock award covering shares of the Company’s Class A common stock with a value of $4,000,000. The restricted stock award will vest over four years beginning with 6.25% of the shares subject to the award vesting every three months (on the 15th day of the month) beginning on November 15, 2020, subject to Mr. Regan remaining in service and the terms of the Company’s 2018 Equity Incentive Plan. The foregoing description is qualified in its entirety by reference to the Offer Letter, which will be filed with the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2020.

Mr. Regan has also executed the Company’s standard form of change in control and severance agreement, a copy of which was filed as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 (File No. 001-38434), filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2020, provided, that, in the event of a qualifying termination of employment outside of a change in control, he will be entitled to 3 months of accelerated vesting on all outstanding equity incentive awards.

There are no arrangements or understandings between Mr. Regan and any other person pursuant to which he was appointed as Chief Financial Officer. There are no family relationships among any of the Company’s directors or executive officers and Mr. Regan. Mr. Regan is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with his appointment as Chief Financial Officer, Mr. Regan will execute the Company’s standard form of indemnification agreement, filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1 (File No. 333-223182) filed with the SEC on February 23, 2018.

For additional information, see the blog post attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01 – Regulation FD Disclosure

On August 6, 2020, Dropbox posted supplemental investor materials on its investors.dropbox.com website. Dropbox intends to use its investors.dropbox.com website as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description
99.1	Press Release entitled “Dropbox Announces Fiscal 2020 Second Quarter Results” dated August 6, 2020.
99.2	Blog post published by Dropbox, Inc. on August 6, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 6, 2020

Dropbox, Inc.
/s/ Ajay Vashee
Ajay Vashee
Chief Financial Officer